                                                                   EXHIBIT 10.57

================================================================================


                            FIRST AMENDMENT AGREEMENT

                           Dated as of March 30, 2001

              to Note Purchase Agreements dated as of June 1, 1999



              Re: $22,500,000 7.20% Senior Secured Notes, Series A
                                due June 1, 2004

                                       and

              Re: $22,500,000 7.20% Senior Secured Notes, Series B
                              due September 1, 2004





================================================================================

                                TABLE OF CONTENTS

SECTION                                         HEADING                                            PAGE

SECTION 1.            FORBEARANCE......................................................................2


SECTION 2.            AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENTS AND OUTSTANDING NOTES............6

       Section 2.1.   Amendment to Section 1.1.........................................................6
       Section 2.2.   Amendments to Section 1.2(a).....................................................6
       Section 2.3.   Amendment to Section 10.6........................................................6
       Section 2.4.   Amendment to Section 10.8........................................................7
       Section 2.5.   Amendment to Section 10.10.......................................................7
       Section 2.6.   Amendments to Section 10.........................................................8
       Section 2.7.   Amendments to Definitions........................................................8
       Section 2.8.   Addition of Definitions.........................................................10
       Section 2.9.   Amendment to Schedules to the Existing Note Purchase Agreements.................12
       Section 2.10.  Amendment of Outstanding Notes..................................................12

SECTION 3.            CONSENT TO AMENDMENT OF BANK LOAN AGREEMENT, ETC................................12


SECTION 4.            REPRESENTATIONS AND WARRANTIES..................................................12

       Section 4.1.   Organization; Power and Authority...............................................12
       Section 4.2.   Authorization, Etc..............................................................13
       Section 4.3.   Compliance with Laws, Other Instruments, Etc....................................13
       Section 4.4.   No Default or Event of Default..................................................13
       Section 4.5.   Compliance......................................................................13
       Section 4.6.   No Consents.....................................................................13
       Section 4.7.   Representations in Note Purchase Agreements.....................................14
       Section 4.8.   Priority; Continued Effectiveness...............................................14
       Section 4.9.   Investment Company Act..........................................................14

SECTION 5.            CONDITIONS PRECEDENT............................................................14

       Section 5.1.   Execution.......................................................................15
       Section 5.2.   Representations and Warranties..................................................15
       Section 5.3.   Related Transactions............................................................15
       Section 5.4.   Amendment Fee...................................................................15
       Section 5.5.   Payment of Fees.................................................................15

SECTION 6.            POST CLOSING MATTERS............................................................15

       Section 6.1.   Post Closing Matters............................................................15

SECTION 7.            MISCELLANEOUS...................................................................16

       Section 7.1.   Governing Law...................................................................16
       Section 7.2.   Counterparts....................................................................17
       Section 7.3.   Captions........................................................................17
       Section 7.4.   References to Existing Note Purchase Agreements.................................17
       Section 7.5.   Expenses........................................................................17
       Section 7.6.   Ratification....................................................................17
       Section 7.7.   Exchange of Notes...............................................................17

SECTION 8.            RELEASE.........................................................................17

       Section 8.1.   Release.........................................................................17

                             MEDALLION FUNDING CORP.
                            FIRST AMENDMENT AGREEMENT


                          Re: Note Purchase Agreements
                            dated as of June 1, 1999
                                       and
                $22,500,000 7.20% Senior Secured Notes, Series A
                                due June 1, 2004
                                       and
                    $22,500,000 7.20% Senior Notes, Series B
                              due September 1, 2004



To each of the institutional investors
  named on Schedule 1
  attached hereto (the "Holders")

Ladies and Gentlemen:

     Reference is made to the separate Note Purchase Agreements each dated as of June 1, 1999 (the "Existing Note Purchase Agreements") between Medallion Funding Corp., a New York corporation (the "Company") and each of the Purchasers named on Schedule A attached thereto, respectively, pursuant to which the Company issued and sold (i) $22,500,000 aggregate principal amount of its 7.20% Senior Secured Notes, Series A, due June 1, 2004 and (ii) $22,500,000 aggregate principal amount of its 7.20% Senior Secured Notes, Series B, due September 1, 2004, all of which are currently outstanding (collectively, the "Outstanding Notes"). The Existing Note Purchase Agreements, as amended hereby, are hereinafter referred to as the "Note Purchase Agreements." The Outstanding Notes, as amended hereby, are hereinafter referred to as the "Notes."

                                    RECITALS

     Whereas, the Company is currently in default under Section 10.6 of each of the Existing Note Purchase Agreements and needs the waiver of the Required Holders with respect thereto and the Company desires to make certain amendments to the Existing Note Purchase Agreements. Capitalized terms not otherwise defined herein shall have the meaning set forth for such terms set forth in the Note Purchase Agreements.

     For good and valuable consideration, the Company hereby requests the waiver of an outstanding Default and Event of Default and the amendment of certain provisions of the Existing Note Purchase Agreements, as hereinafter provided.

Medallion Funding Corp.                                First Amendment Agreement



     Upon your acceptance hereof, the acceptance of the Required Holders and satisfaction of the conditions precedent set forth in Section 5 hereof, this Amendment shall constitute a contract between the Company and the Holders, but only in the respects hereinafter set forth:

SECTION 1.  FORBEARANCE

     Upon the satisfaction of each of the conditions precedent set forth in
Section 5 hereof, the Holders hereby agree, for so long as (a) no Default or Event of Default (other than the 2000 Forbearance Events and the 2001 Forbearance Events, each as defined below), has occurred and is continuing and
(b) the Company complies with the requirements contained in this Section 1, (x) to forbear from enforcing any of its rights and remedies under Section 12.2 of the Note Purchase Agreements or under any of the other Note Documents arising solely as a result of the occurrence of any of the 2000 Forbearance Events or the 2001 Forbearance Events and (y) the Holders will not demand accelerated payment of the obligations under Section 12.1 of the Note Purchase Agreements or otherwise cause any of such obligations to become immediately due and payable solely as a result of the occurrence of any of the 2000 Forbearance Events or the 2001 Forbearance Events, except that the Company shall in any event continue to be required to make any and all payments that are provided for in the Note Documents and this Amendment when and as the same are due and payable pursuant to the terms of the Note Documents and this Amendment. So long as no Default or Event of Default, other than the 2000 Forbearance Events or 2001 Forbearance Events, has occurred and is continuing, nothing herein shall be deemed to prevent the Company from exercising any right or taking any action otherwise permitted by the Note Purchase Agreements or the other Note Documents, which such right or action is conditioned upon the absence of any Default or Event of Default.

     The forbearances contained in this Section 1 shall be contingent on the Company's compliance with the following requirements:

          The Company shall not permit, at any time following January 1, 2001, Forbearance Net Finance Assets to be less than the sum of Forbearance Senior Debt and SBA Debt, as evidenced by a Borrowing Base Certificate prepared in accordance with Section 6.1(i) of the Bank Loan Agreement and the Company shall not permit the Excess Amount to exceed (a) $6,700,000 from January 1, 2001 through January 31, 2001, (b) $5,700,000 from February 1, 2001 through February 28, 2001, (c) $5,000,000 from March 1, 2001 through March 31, 2001, or (d) $0 as of April 1, 2001 and thereafter. The Company shall deliver a copy of such Borrowing Base Certificate to the Holders substantially concurrently upon delivery thereof to the Banks.

          For purposes hereof, the following terms shall have the following meanings:

               "2000 Forbearance Events" shall mean any Default or Event of Default which may arise or have arisen under (a) Section 10.6 of the Note Purchase Agreements as a result of the ratio of Net Finance Assets to the sum of Senior Debt and SBA Debt being less than 1.15:1 at any time during the year 2000 or (b) Section 11(f)(i) as a result of a default under Section 2.5(c) or Section 7.3 of the Bank Loan Agreement as a result of Minimum Asset Coverage exceeding Net

Medallion Funding Corp.                                First Amendment Agreement


          Finance Assets or the ratio of Net Finance Assets to the sum of Senior Debt and SBA Debt being less than 1.20:1 at any time during the year 2000, but excluding any Default or Event of Default which may arise or have arisen in the event that the ratio of Forbearance Net Finance Assets to Adjusted Minimum Asset Coverage as of December 31, 2000 is less than .97:1.

               "2001 Forbearance Events" shall mean any Default or Event of Default which may arise or have arisen under (a) Section 10.6 of the Note Purchase Agreements from January 1, 2001 through June 30, 2001 or
          (b) Section 11(f)(i) as a result of a default under Section 2.5(c) or
          Section 7.3 of the Bank Loan Agreement as a result of Minimum Asset Coverage exceeding Net Finance Assets or the ratio of Net Finance Assets to the sum of Senior Debt and SBA Debt being less than 1.20:1 at any time from January 1, 2001 through June 30, 2001; provided, however, that the Excess Amount does not exceed (w) $6,700,000 as of January 31, 2001, (x) $5,700,000 as of February 28, 2001, (y)
          $5,000,000 as of March 31, 2001, and (z) $0 as of April 30, 2001.

               "Adjusted Minimum Asset Coverage" shall mean the sum, without duplication of (a) all Indebtedness of the Company under the Note Purchase Agreements, plus (b) all CP Debt, plus (c) Indebtedness of the Company under the Bank Loan Agreement, plus (d) SBA Debt, plus (e) the aggregate amount of other Indebtedness of the Company relating to the borrowing of money, including the issuance of notes or bonds and the maximum drawing amount of all letters of credit outstanding, plus
          (f) Indebtedness of the type referred to in clause (e) of another Person guaranteed by the Company.

               "Adjusted Net Finance Assets" shall mean the sum of the following clauses, in each case based on the clauses set forth in the definition of Forbearance Net Finance Assets: clause (i), plus clause (ii), minus clause (iii), plus clause (iv), plus clause (v), plus clause (vi).

               "Advance Amounts" shall mean, as of any date of calculation, an amount equal to the sum of:

                    (i) the aggregate amount of all Eligible Yellow Cab Loans
               shown on the Company's balance sheet as of the last day of the most recent month, minus

                    (ii) the portion, if any, of the Eligible Yellow Cab Loans that the Company, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus

                    (iii) the Eligible Yellow Cab Loans which are more than 60 days past due,

Medallion Funding Corp.                                First Amendment Agreement



          provided, that if all or any part of any Eligible Yellow Cab Loan would be excluded under any of the provisions set forth above, then the entire amount of such Eligible Yellow Cab Loan shall be excluded.

               "Eligible Yellow Cab Loan" shall mean, with respect to any Yellow Cab Loan, the portion of the outstanding principal balance of, plus accrued interest (excluding deferred interest) on such Yellow Cab Loan, in each case owed to the Company and attributable to the portion of such Yellow Cab Loan made by the Company.

               "Excess Amount" shall mean the difference of Adjusted Minimum Asset Coverage minus Adjusted Net Finance Assets; provided that (a) as of January 31, 2001, the Excess Amount shall not be greater than $6,700,000; (b) as of February 28, 2001, the Excess Amount shall not be greater than $5,700,000; (c) as of March 31, 2001 the Excess Amount shall not be greater than $5,000,000; and (d) as of April 30, 2001 and thereafter, the Excess Amount shall be $0.

               "Forbearance Net Finance Assets" shall mean, as of any date of calculation, an amount equal to the sum of:

                    (i) cash and Short Term Investments shown on the Company's balance sheet as of such date, plus

                    (ii) 83.33% of the sum, without duplication, of (A) the
               aggregate outstanding principal balances of, plus accrued interest (excluding deferred interest) on, all Eligible Medallion Loans and Eligible Commercial Loans shown on the Company's balance sheet as of the last day of the most recent month, minus
               (B) the portion, if any, of the Loans, plus accrued interest (excluding deferred interest) thereon, that the Company, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus (C) the Eligible Loans, plus accrued interest (excluding deferred interest) thereon, which are more than 60 days past due, minus

                    (iii) 83.33% of the aggregate outstanding principal of, plus accrued interest (excluding deferred interest) on, the SBA Collateral; plus

                    (iv) 83.33% of the amount of 75% of the Eligible Medallion
               Loans and accrued interest (excluding deferred interest) thereon which are more than 60 days past due, but are less than 91 days past due, plus

                    (v) 83.33% of the amount of 65% of the Eligible Medallion
               Loans and accrued interest (excluding deferred interest) thereon which are more than 90 days past due, but are less than 121 days past due; plus

                    (vi) 83.33% of the Advance Amounts of Eligible Yellow Cab
               Loans; plus

Medallion Funding Corp.                                First Amendment Agreement


                    (vii)  the Excess Amount;

         provided, that if all or any part of any Loan would be excluded under any of the provisions set forth above, then the entire outstanding principal amount of, plus accrued interest (including deferred interest) on, such Loan shall be excluded.

               "Forbearance Senior Debt" shall mean the sum, without duplication, of (a) all Indebtedness of the Company under the Note Purchase Agreements, plus (b) all CP Debt, plus (c) Indebtedness of the Company under the Bank Loan Agreement, plus (d) the aggregate amount of other Indebtedness of the Company relating to the borrowing of money, including the issuance of notes or bonds and the maximum drawing amount of all letters of credit outstanding, plus (e) Indebtedness of the type referred to in clause (d) of another Person guaranteed by the Company. Notwithstanding the foregoing, SBA Debt shall not be included in Senior Debt.

               "Yellow Cab Loan" shall mean any Medallion Loan made to YellowOne LLC or YellowTwo LLC secured by Medallion Rights in respect of Chicago Medallions, that (a) satisfies subsections (b) through (f) of the Eligibility Requirements (other than, with respect to the requirement set forth in subsection (e) thereof, by virtue of the subordination provisions of such Yellow Cab Loan), provided that, with respect to the requirement set forth in subsection (f) thereof, the endorsement on any promissory note evidencing such Yellow Cab Loan explicitly states that any pledge is subject to the requirements of any relevant participation agreement, (b) with respect to accrued interest thereon is guaranteed by Yellow Cab Management, Inc., its Affiliate, (c) does not exceed, with respect to the portion thereof owed to the Company and attributable to the portion of such Yellow Cab Loan made by the Company, an aggregate principal amount of $4,000,000, and when aggregated with all other Yellow Cab Loans does not exceed, with respect to the portion thereof owed to the Company and attributable to the portion of such Yellow Cab Loan made by the Company, an aggregate principal amount of $9,000,000, and (d) matures no later than June 30, 2005.

In the event that (i) the foregoing requirements are not met, (ii) a Default or Event of Default (other than any of the 2000 Forbearance Events or 2001 Forbearance Events) shall occur and be continuing or (iii) the forbearance obligations of the Agent and the Banks under Amendment No. 4 to the Bank Loan Agreement shall terminate, the forbearance obligations of the Holders shall, at the option of the Required Holders, terminate. Upon such termination, the Holders shall be relieved of the forbearance obligations set forth in this
Section 1 and, accordingly, the Holders shall then be free in their sole and absolute discretion (subject to the applicable provisions of the Note Documents) to declare any and all of the obligations and other amounts owing to the Holders under the Note Documents to be immediately due and payable, with the effect of such declaration as set forth in Section 12.1 of the Note Purchase Agreements (it being understood that, in the case of any Event of Default under Sections 11(g) or (h) of the Note Purchase Agreements, all such obligations and other amounts shall become immediately

Medallion Funding Corp.                                First Amendment Agreement


due and payable automatically, without any requirement of notice from any Holder); and the Holders may, if they so elect, proceed to enforce their rights and remedies under or in respect of the Note Documents (subject to the applicable provisions thereof) and applicable law. The remedies specified herein are cumulative and not exclusive of any other remedy including, but not limited to, the remedies under the Note Documents as a result of the existence of Events of Default. The failure or delay of any Holder to exercise any right or remedy after any particular Event of Default shall not operate as a waiver of any remedy in that or in any subsequent instance.

SECTION 2.  AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENTS AND OUTSTANDING
            NOTES.

     The Existing Note Purchase Agreements and Outstanding Notes are hereby amended as of the Effective Date as follows:

          Section 2.1. Amendment to Section 1.1. Section 1.1 of each of the Existing Note Purchase Agreements shall be and is hereby amended to add the following paragraph to read as follows:

          "From and after the First Amendment Effective Date, all references in this Agreement, the Other Agreements and the Notes to "7.20% Senior Secured Notes" are hereby amended to read "7.35% Senior Secured Notes."

          Section 2.2. Amendments to Section 1.2. Section 1.2 of each of the Existing Note Purchase Agreements shall be and is hereby amended to add the following paragraph to read as follows:

          "Following the Company's compliance with the requirements of Section 6 of the First Amendment (including Liens in favor of the "Agent" (as defined in the Financial Agreement) under the Financial Agreement to secure the obligations thereunder), the obligations of the Company under this Agreement and the other Note Documents (i) shall also be secured by a perfected first priority security interest (subject only to Liens permitted hereunder and entitled to priority under applicable law and to the Collateral Agency Agreement) in the Capital Stock of the Guarantor pursuant to the terms of the Parent Pledge Agreement and (ii) shall also be guaranteed by the Guarantor pursuant to the terms of the Guaranty (subject to the terms of the Collateral Agency Agreement); provided, however, that the Guaranty shall provide that, with the prior written consent of the Required Holders, which consent shall not be conditioned on any requirement to repay Indebtedness, such Guaranty shall be released upon any sale, transfer, public offering, merger, consolidation or other similar event involving the change of at least 33% of the legal and beneficial ownership of the Guarantor."

          Section 2.3. Amendment to Section 10.6. The reference to "1.15:1.0" in Section 10.6 of each of the Existing Note Purchase Agreements shall be and is hereby amended to read "1.00:1.0."

Medallion Funding Corp.                                First Amendment Agreement



          Section 2.4. Amendment to Section 10.8. Section 10.8 of each of the Existing Note Purchase Agreements shall be and is hereby amended (i) to delete the term "or" at the end of clause (c), (ii) to delete the "." at the end of clause (d) and replace it with ";" and (iii) to add the following as new clauses (e) through (h):

            "(e) make any Investment (including by way of the acquisition of any Person) in any Subsidiary or Affiliate, or any Person that after taking into account such Investment would become a Subsidiary or Affiliate, other than (i) Investments in the Parent in an aggregate amount not to exceed $4,200,000, and (ii) Investments existing on the First Amendment Effective Date and listed on Schedule C hereto;

            (f) sell, discount or otherwise dispose of Loans or any Collateral; sell, discount or otherwise dispose of other Receivables or obligations owing to the Company, with or without recourse, otherwise than (i) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 of the Bank Loan Agreement, (ii) for collection in the ordinary course of business, (iii) to the Collateral Agent for the benefit of the holders of the Notes and, for so long as the Intercreditor Agreement and the Collateral Agency Agreement are in effect, the Collateral Agent for the benefit of the Banks (as defined in the Intercreditor Agreement), the Senior Noteholders, the CP Holders and the Additional Senior Creditors (as defined in the Intercreditor Agreement), or
     (iv) Loans disposed of to Affiliates for cash for a price at least equal to the outstanding principal amount thereof (without discount thereon);

            (g) make, or commit to make, or acquire or commit to acquire, any Loan to or from any Person or any other assets of any Person unless, with respect to any Loan, the Company reasonably believes that such Loan constitutes, or upon funding or acquisition will constitute, an Eligible Loan; provided, that, it shall not be a breach of this covenant if any Loan that would otherwise cause the breach is not in a material amount and in any event is not included in Forbearance Net Finance Assets as defined in
     Section 1 of the First Amendment; or

            (h) fail to file upon making or acquiring a Loan, all required Company Financing Statements and Mortgage Assignments, deliver to the Agent all instruments and chattel paper with respect to such Loans, or take such other actions as may be required in order to assure that the Collateral Agent for the benefit of the holders of the Notes receives a first priority perfected security interest or mortgage interest therein; provided, that, it shall not be a breach of this covenant if the Loan that would otherwise cause the breach is not in a material amount and in any event is not included in Forbearance Net Finance Assets as defined in Section 1 of the First Amendment."

          Section 2.5.  Amendment to Section 10.10.      Section 10.10 of each
of the Existing Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

          "Section 10.10. Portfolio Purchases. The Company will not, and will not permit any Subsidiary to, make, or obligate itself to make, any Portfolio Purchase, other than, so long as no Default or Event of Default then exists or would exist as a result thereof, the repurchase of certain Medallion Loans sold to Sterling Bank prior to the First

Medallion Funding Corp.                                First Amendment Agreement



     Amendment Effective Date, provided that the aggregate amount of such repurchase shall not exceed $2,000,000."

          Section 2.6.  Amendments to Section 10.      Section 10 of each of the
Existing Note Purchase Agreements shall be and is hereby amended to add Section
10.13 and Section 10.14 to read as follows:

            "Section 10.13. CFO. The Company shall retain a full-time chief financial officer, or an interim chief financial officer (or a firm performing such function), by May 1, 2001.

            Section 10.14. Effectiveness of Note Documents. The Company shall ensure that each of the Note Documents, including, once executed and delivered, the Guaranty, shall be in full force and effect, and not cancelled, terminated, revoked or rescinded, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the holders of the Notes, and shall further ensure that neither the Company nor any of its Subsidiaries or respective stockholders shall commence any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Note Documents."

          Section 2.7.  Amendments to Definitions   .  The following definitions
of terms set forth in Schedule B to each of the Existing Note Purchase Agreements shall be and are hereby amended and restated in their entirety as follows:

               "'Capital Stock' with respect to any entity, shall mean common stock, preferred stock, limited or general partnership interests, limited liability company membership interests, and any and all shares or other equivalents (however designated) of any other equity interests, of such entity."

               "'Collateral' shall mean and include the assets, property or interests in property of whatever nature whatsoever, real, personal or mixed, tangible or intangible, of the Company, and the pledge of the Guarantor's stock by the Parent pursuant to the terms of the Parent Pledge Agreement, securing the Notes and all other property and interests in personal property that shall, from time to time, secure the Notes."

               "'Default Rate' means that rate of interest that is the greater of (i) 9.35% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its "base" or "prime" rate."

               "'Net Finance Assets' shall mean, as of any date of calculation, an amount equal to the sum of:

                    (i) cash and Short Term Investments shown on the Company's balance sheet as of such date, plus

Medallion Funding Corp.                                First Amendment Agreement



                    (ii) 83.33% of the sum, without duplication, of (A) the
               aggregate outstanding principal balances of, plus accrued interest (excluding deferred interest) on, all Eligible Medallion Loans and Eligible Commercial Loans shown on the Company's balance sheet as of the last day of the most recent month, minus
               (B) the portion, if any, of the Loans, plus accrued interest (excluding deferred interest) thereon, that the Company, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus (C) the Eligible Loans, plus accrued interest (excluding deferred interest) thereon, which are more than 60 days past due, minus

                    (iii) 83.33% of the aggregate outstanding principal of, plus accrued interest (excluding deferred interest) on, the SBA Collateral; plus

                    (iv) 83.33% of the amount of 75% of the Eligible Medallion
               Loans and accrued interest (excluding deferred interest) thereon which are more than 60 days past due, but are less than 91 days past due, plus

                    (v) 83.33% of the amount of 65% of the Eligible Medallion
               Loans and accrued interest (excluding deferred interest) thereon which are more than 90 days past due, but are less than 121 days past due; plus

                    (vi) 83.33% of the Advance Amounts of Eligible Yellow Cab
               Loans;

         provided, that if all or any part of any Loan would be excluded under any of the provisions set forth above, then the entire outstanding principal amount of, plus accrued interest (including deferred interest) on, such Loan shall be excluded."

                "'Note Documents' shall mean and include this Agreement, the Other Agreements, the Notes, the Security Documents, any Mortgage Assignment, the Intercreditor Agreement, the Company Financing Statements, the Guaranty, the Parent Pledge Agreement and the Collateral Agency Agreement and all other documents, instruments, certificates and notices at any time delivered in connection with the foregoing, in each case, as amended, modified or restated from time to time."

               "'Restricted Payment' shall mean, with respect to the Company, any of the following: (i) the payment of any dividend on or any distribution in respect of any Capital Stock of the Company (other than the payment of Dividends required to be paid in order to avoid the imposition of income taxes pursuant to the Code, or, for so long as the Company is a registered investment company under the 1940 Act, the payment of such Dividends as may be required by the 1940 Act),
          (ii) any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness ranked pari passu or subordinate in right of payment to the Notes or of any Indebtedness having a maturity date prior to the maturity of the Notes (other than Permitted Debt), (iii) [intentionally

Medallion Funding Corp.                                First Amendment Agreement



          omitted], (iv) the redemption, repurchase, retirement or other acquisition of any Capital Stock of the Company or of any warrants, rights or options to purchase or acquire any Capital Stock of the Company (other than pursuant to and in accordance with stock option plans and other benefit plans for management or employees of the Company, in an aggregate amount not in excess of $500,000 during any 12-month period, provided that any such redemption, repurchase, retirement or other acquisition of any Capital Stock of the Company or of any warrants, rights or options to purchase or acquire any Capital Stock of the Company otherwise permitted by this parenthetical clause shall not be permitted following the occurrence and during the continuance of any Default or Event of Default), (v) any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment not permitted by Section 10.8 hereof, (vi) when incurred during the continuance of any Default or Event of Default any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment permitted by Section 10.8 hereof (other than Loans made in the ordinary course of business), (vii) the payment of any principal of, interest on, or any amounts due in respect of, any Indebtedness not permitted hereunder and (viii) the payment of any principal or interest on, or any other amounts due in respect of, any Subordinated Debt (except to the extent otherwise approved by the Required Holders)."

               "'Senior Debt' shall mean the sum, without duplication, of (a) all Indebtedness of the Company under this Agreement, plus (b) all CP Debt, plus (c) Indebtedness of the Company under the Bank Loan Agreement, plus (d) the aggregate amount of other Indebtedness of the Company relating to the borrowing of money, including the issuance of notes or bonds and the maximum drawing amount of all letters of credit outstanding, plus (e) Indebtedness of the type referred to in clause
          (d) of another Person guaranteed by the Company. Notwithstanding the foregoing, SBA Debt shall not be included in Senior Debt."

          Section 2.8.  Addition of Definitions.     The following definitions
of terms shall be and are hereby added to Schedule B to each of the Existing Note Purchase Agreements to read as follows

               "'Advance Amounts' shall mean, as of any date of calculation, an amount equal to the sum of:

                    (i) the aggregate amount of all Eligible Yellow Cab Loans
               shown on the Company's balance sheet as of the last day of the most recent month, minus

                    (ii) the portion, if any, of the Eligible Yellow Cab Loans that the Company, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus

                    (iii) the Eligible Yellow Cab Loans which are more than 60 days past due,

Medallion Funding Corp.                                First Amendment Agreement



          provided, that if all or any part of any Eligible Yellow Cab Loan would be excluded under any of the provisions set forth above, then the entire amount of such Eligible Yellow Cab Loan shall be excluded."

              "'Collateral Agency Agreement' shall mean the Collateral Agency Agreement, by and among the collateral agent named therein, the Agent, the Banks, the holders of the Notes and the agent and the banks party to the Financial Agreement."

               "'Eligible Yellow Cab Loan' shall mean, with respect to any Yellow Cab Loan, the portion of the outstanding principal balance of, plus accrued interest (excluding deferred interest) on such Yellow Cab Loan, in each case owed to the Company and attributable to the portion of such Yellow Cab Loan made by the Company."

              "'Financial Agreement' shall mean the Second Amended and Restated Loan Agreement dated as of September 22, 2000, by and among Medallion Financial Corp., Medallion Business Credit, LLC, Fleet National Bank (f/k/a Fleet Bank, National Association) as agent and the other financial institutions from time to time party thereto, as amended and in effect from time to time."

              "'First Amendment' shall mean the First Amendment Agreement dated as of March 30, 2001 among the Company and the holders of the Notes."

              "'First Amendment Effective Date' shall mean the "Effective Date," as defined in Section 5 of the First Amendment."

               "'Guarantor' shall mean Medallion Taxi Media, Inc., a New York corporation."

              "'Guaranty' shall mean the Guaranty from the Guarantor in favor of the holders of the Notes, guaranteeing the payment and performance of the obligations owing by the Company to the holders of the Notes pursuant to the Note Documents."

              "'Parent' shall mean Medallion Financial Corp., a Delaware corporation."

              "'Parent Pledge Agreement' shall mean the Stock Pledge Agreement from the Parent in favor of the Collateral Agent and holders of the Notes, pledging the stock of the Guarantor as security for the obligations owing by the Company to the holders of the Notes pursuant to the Note Documents."

               "'Yellow Cab Loan' shall mean any Medallion Loan made to YellowOne LLC or YellowTwo LLC secured by Medallion Rights in respect of Chicago Medallions, that (a) satisfies subsections (b) through (f) of the Eligibility Requirements (other than, with respect to the requirement set forth in subsection (e) thereof, by virtue of the subordination provisions of such Yellow

Medallion Funding Corp.                                First Amendment Agreement


          Cab Loan), provided that, with respect to the requirement set forth in subsection (f) thereof, the endorsement on any promissory note evidencing such Yellow Cab Loan explicitly states that any pledge is subject to the requirements of any relevant participation agreement,
          (b) with respect to accrued interest thereon is guaranteed by Yellow Cab Management, Inc., its Affiliate, (c) does not exceed, with respect to the portion thereof owed to the Company and attributable to the portion of such Yellow Cab Loan made by the Company, an aggregate principal amount of $4,000,000, and when aggregated with all other Yellow Cab Loans does not exceed, with respect to the portion thereof owed to the Company and attributable to the portion of such Yellow Cab Loan made by the Company, an aggregate principal amount of $9,000,000, and (d) matures no later than June 30, 2005."

          Section 2.9. Amendment to Schedules to the Existing Note Purchase Agreements. The Schedules to the Existing Note Purchase Agreements shall be and are hereby amended by adding in proper order therein Schedule C attached hereto as Exhibit A.

          Section 2.10. Amendment of Outstanding Notes. The Outstanding Series A Notes and Exhibit 1(a) to the Existing Note Purchase Agreements shall be and are hereby amended to be in the form of Exhibit B attached hereto. The Outstanding Series B Notes and Exhibit 1(b) to the Existing Note Purchase Agreements shall be and are hereby amended to be in the form of Exhibit C attached hereto.

SECTION 3.  CONSENT TO AMENDMENT OF BANK LOAN AGREEMENT, ETC.

     Each of the Holders hereby consents (a) to the amendment of the Bank Loan Agreement in the form and substance satisfactory to the Holders and attached hereto as Exhibit B for purposes of Section 2 of the Intercreditor Agreement and
Section 10.11 of the Existing Note Purchase Agreements, and (b) for purposes of
Section 8(b) of the Intercreditor Agreement, to the exclusion from the Collateral covered by the Intercreditor Agreement, of the shares of the Guarantor contemplated to be pledged to the Agent as collateral security pursuant to the Parent Pledge Agreement (as such term is defined in the Existing Note Purchase Agreements, as amended hereby) and the Guaranty by the Guarantor (as such terms are defined in the Existing Note Purchase Agreements, as amended hereby); provided however, that with respect to the consent set forth in (b) above, such consent is conditioned upon the shares of the Guarantor and the Guaranty by the Guarantor being subject to an intercreditor agreement (substantially in the form of the Intercreditor Agreement) to be entered into upon terms and conditions satisfactory to the Required Holders.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

     The Company represents and warrants to the Holders as of the date hereof, and as of any date on which the conditions set forth in Section 6 below are met, that:

     Section 4.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of

Medallion Funding Corp.                                First Amendment Agreement


incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and the corporate authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and to execute, deliver and perform this Amendment and the Note Documents.

     Section 4.2. Authorization, Etc. The execution and delivery by the Company of this Amendment and all other instruments and agreements required to be executed and delivered by the Company in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by the Company of any of its obligations and agreements under the Amendment Documents and the Note Purchase Agreements and the other Note Documents, as amended hereby, have been duly authorized by all necessary corporate action on the part of the Company, each of the Amendment Documents has been duly executed and delivered by the Company. Each of the Amendment Documents, the Existing Note Purchase Agreements and the other Note Documents, as amended hereby, constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 4.3. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Amendment and the other Note Documents do not and will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority known to be applicable to the Company or any Subsidiary.

     Section 4.4. No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing excluding any of the 2000 Forbearance Events or 2001 Forbearance Events.

     Section 4.5. Compliance. The Company has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof.

     Section 4.6. No Consents. No approval or consent of, or filing with, any Governmental Authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of the Amendment Documents or the Note Purchase Agreements or other Note Documents, as amended hereby, or the consummation by the Company of the transactions among the parties contemplated hereby and thereby or referred to herein.

Medallion Funding Corp.                                First Amendment Agreement


     Section 4.7. Representations in Note Purchase Agreements. The representations and warranties contained in Section 5 of the Note Purchase Agreements were true and correct at and as of the date made. Except (i) to the extent of changes resulting from transactions contemplated or permitted by the Note Purchase Agreements and the other Note Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse), (ii) to the extent that such representations and warranties relate expressly to an earlier date, (iii) solely with respect to
Section 5.8(b) of the Note Purchase Agreements, as a result of the occurrence of the 2000 Forbearance Events and the 2001 Forbearance Events and (iv) after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof. The Company acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 5 of the Note Purchase Agreements, a breach of which shall constitute an Event of Default.

     Section 4.8. Priority; Continued Effectiveness. Except as otherwise permitted under the Note Purchase Agreements, the Collateral Agent, for the ratable benefit of the holders of the Notes, has or will have, following the Company's compliance with the requirements of Section 6 of this Amendment, a valid and perfected first priority security interest (subject to the terms of the Intercreditor Agreement and the Collateral Agency Agreement) in and to all Collateral, enforceable against the Company and all third parties in all relevant jurisdictions and securing the payment of the Notes and all other sums payable under or in connection with the Note Documents. Each of the Company Security Agreement and, after the execution and delivery thereof, the Parent Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the holders of the Notes, a valid and perfected first priority security interest (subject to the terms of the Intercreditor Agreement and the Collateral Agency Agreement and except as otherwise permitted hereunder) in and to the Collateral described therein securing the payment of the Notes and all other sums payable under or in connection with the Note Documents, whether incurred prior to or after the Effective Date. No additional Company Financing Statements are required to be filed in order to maintain the perfection and priority of the security interests created pursuant to the Company Security Agreement and the Parent Pledge Agreement.

     Section 4.9. Investment Company Act. The Company is a closed-end management investment company registered under the 1940 Act. The Company is an "investment company," as such term is defined in the 1940 Act. The Company is not a "business development company," as such term is defined in the 1940 Act. The purchase of the Notes by the holders, the application of the proceeds and repayment thereof by the Company and the performance of the transactions contemplated by this Agreement and the other Note Documents did not and will not violate any provision of said Act, or any rule, regulation or order issued by the SEC thereunder.

SECTION 5.  CONDITIONS PRECEDENT.

     This First Amendment Agreement shall be effective when each of the following conditions shall have been satisfied (the "Effective Date"):

Medallion Funding Corp.                                First Amendment Agreement



     Section 5.1. Execution. Each of the Holders shall have received this Amendment, duly executed by the Company. The Holders shall have consented to this Amendment as evidenced by their execution thereof.

     Section 5.2. Representations and Warranties. The representations and warranties of the Company set forth in Section 3 hereof are true and correct as of the Effective Date.

     Section 5.3. Related Transactions. (a) The Holders shall have received an executed copy of the amendment of the Financial Agreement in the form attached hereto as Exhibit D.

     (b) The Holders shall have received an executed copy of the Amendment No. 4 to the Bank Loan Agreement in the form attached hereto as Exhibit E.

     Section 5.4. Amendment Fee. The Holders shall have received by wire transfer to each Holder's account specified in Schedule A to the Existing Note Purchase Agreements their pro rata portion of an amendment fee equal to 0.10% of the outstanding principal amount of the Outstanding Notes.

     Section 5.5. Payment of Fees. The Company shall have paid the fees and disbursements of the Holders' special counsel, Chapman and Cutler, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

Upon receipt of all of the foregoing, this Amendment shall become effective.

SECTION 6. POST CLOSING MATTERS.

     Section 6.1. Post Closing Matters. The Company agrees to take the following actions and deliver the following items to the Holders no later than April 30, 2001:

          (a) The Company shall deliver to the Holders, from each of the parties thereto, duly executed originals of each of the Guaranty, the Parent Pledge Agreement, the Collateral Agency Agreement and, if and to the extent deemed necessary or appropriate by the Holders, an amendment to the Intercreditor Agreement (the "New Security Documents"), each in form and substance satisfactory to the Holders;

          (b) The Company shall deliver to the Holders, from the Secretary of each of the Parent and the Guarantor a copy, certified by such Secretary to be true and complete as of such date, of each of (i) its charter or other organizational documents as in effect on such date of certification, (ii) its by-laws as in effect on such date, and (iii) the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of the New Security Documents; provided, however, that in lieu of providing the items required by subsections (i) and (ii) of this subsection (b), such Secretary may certify, to the extent true and correct, that charter documents and by-laws previously provided to the Holders are true and correct as of such date and have not been amended, rescinded or revoked;

Medallion Funding Corp.                                First Amendment Agreement



            (c) The Company shall deliver to the Holders, from each of the Parent and the Guarantor, an incumbency certificate, dated as of such date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, the New Security Documents;

            (d) The Company shall deliver to the Holders, from the Parent and the Guarantor, good standing certificates for each such Person, issued by the Secretary of State of each such entity's jurisdiction of incorporation or organization, and evidence that such Person is duly licensed and qualified as a foreign organization in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect;

            (e) The Company shall deliver to the Holders a favorable legal opinion addressed to the Holders, dated as of such date, in form and substance satisfactory to the Holders, from counsel to the Parent and the Guarantor, with respect to each such Person concerning corporate or other applicable entity authority matters and the enforceability of each of the Guaranty, the Parent Pledge Agreement, and the perfection of the security interests granted therein, and concerning such other matters as the Holders may request;

            (f) The Company shall deliver to the Collateral Agent all stock certificates or other certificates evidencing the Parent's equity interests in the Guarantor, together with undated stock powers or other instruments of endorsement duly executed in blank;

            (g) The Holders shall have received the results of such UCC filing searches for the Guarantor as the Holders shall have requested;

            (h) The Company shall deliver to the Collateral Agent UCC-1 financing statements executed by the Guarantor in form and substance satisfactory to the Company, for filing in each jurisdiction deemed necessary or appropriate by the Collateral Agent; and

            (i) Such other items, documents, agreements, items or actions as the Holders may reasonably request in order to effectuate the transactions contemplated hereby.

The Company acknowledges and agrees that the failure to deliver any of the above-referenced items, or take the above-referenced actions, by April 30, 2001, shall constitute an Event of Default under Section 11(c) of the Note Purchase Agreements.

SECTION 7.  MISCELLANEOUS.

     Section 7.1. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

Medallion Funding Corp.                                First Amendment Agreement



     Section 7.2. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

     Section 7.3. Captions. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 7.4. References to Existing Note Purchase Agreements. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the effectiveness of this Amendment may refer to the Existing Note Purchase Agreements and the Outstanding Notes without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.

     Section 7.5. Expenses. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay all expenses relating to the subject matter of this Amendment, including but not limited to the reasonable out-of-pocket expenses of the Holders and the reasonable fees and expenses of Chapman and Cutler, special counsel for the Holders.

     Section 7.6. Ratification. Except to the extent hereby modified or amended, the Existing Note Purchase Agreements are in all respects hereby ratified, confirmed and approved by the parties hereto.

     Section 7.7. Exchange of Notes. At the request of any holder of Notes, the Company agrees to issue and deliver new Notes in the form of Exhibit B or C hereto (the "Amended Notes"), as the case may be, to the such holder in exchange for its Outstanding Notes and shall be issued in accordance with Section 13 of the Note Purchase Agreements. The Holders agree to surrender their Outstanding Notes to the Company in exchange for the Amended Notes, and the Outstanding Notes shall be canceled by the Company and shall be void. The Company shall pay any stamp tax or governmental charge imposed upon such exchange. The Company agrees and acknowledges that the amendments affected pursuant to this Amendment and the exchange of Notes for Outstanding Notes pursuant to this Amendment, if any, shall not be deemed a prepayment, redemption or repurchase of the Outstanding Notes for any purpose, including Section 8 of the Existing Note Purchase Agreements.

SECTION 8. RELEASE.

     Section 8.1. Release. In order to induce the holders of the Notes to enter into this Amendment, the Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against any holder of Notes (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to any holder; and (c) each of the holders of the Notes has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. The Company, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any

Medallion Funding Corp.                                First Amendment Agreement


past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the holders' rights, interests, contracts, collateral security or remedies. Therefore, the Company, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any holder of Notes to such Person, except the obligations to be performed by any holder on or after the date hereof as expressly stated in this Amendment, the Note Purchase Agreements and the other Note Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against any holder of Notes or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

Medallion Funding Corp.                                First Amendment Agreement



                                 Medallion Funding Corp.


                                 By /s/ Alvin Murstein
                                    Name: Alvin Murstein
                                    Title: Chief Executive Officer


                                 By Larry Hall
                                    Name: Larry Hall
                                    Title: Corporate Controller

Medallion Funding Corp.                                First Amendment Agreement


     The foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid, and each of the undersigned hereby confirms that on March 30, 2001 it held Notes of the Company as indicated on Schedule 1 attached hereto and that on the date of actual execution hereof it continues to hold such Notes.


                                 THE TRAVELERS INSURANCE COMPANY


                                 By  A. William Carnduff
                                     Name: A. William Carnduff
                                     Title: Second Vice President


                                 FIRST CITICORP LIFE INSURANCE COMPANY

                                      By  Travelers Asset Management
                                          International Company LLC

                                 By  A. William Carnduff
                                     Name: A. William Carnduff
                                     Title: Second Vice President


                                 CITICORP LIFE INSURANCE COMPANY

                                      By  Travelers Asset Management
                                          International Company LLC

                                 By  A. William Carnduff
                                     Name: A. William Carnduff
                                     Title: Second Vice President


                                 UNITED OF OMAHA LIFE INSURANCE COMPANY


                                 By Edwin H. Garrison
                                    Name: Edwin H. Garrison
                                    Title: First Vice-President

Medallion Funding Corp.                                First Amendment Agreement


                                 COMPANION LIFE INSURANCE COMPANY

                                 By Edwin H. Garrison
                                    Name: Edwin H. Garrison
                                    Title: First Vice-President

                                   SCHEDULE 1


                                          PRINCIPAL AMOUNT AND SERIES OF
               NAME OF HOLDER OF            OUTSTANDING NOTES HELD AS
               OUTSTANDING NOTES                 MARCH 30, 2001


THE TRAVELERS INSURANCE COMPANY               $10,000,000 Series A
                                              $10,000,000 Series B

FIRST CITICORP LIFE INSURANCE COMPANY         $1,000,000 Series A
                                              $1,000,000 Series B

CITICORP LIFE INSURANCE COMPANY               $1,000,000 Series A
                                              $1,000,000 Series B
                                               $500,000 Series A
                                               $500,000 Series B

UNITED OF OMAHA LIFE INSURANCE COMPANY        $8,500,000 Series A
                                              $8,500,000 Series B

COMPANION LIFE INSURANCE COMPANY              $1,500,000 Series A
                                              $1,500,000 Series B





                                   Schedule 1
                         (to First Amendment Agreement)

                                                                       Exhibit A
                                                  (to First Amendment Agreement)


           "EXISTING INVESTMENTS AS OF FIRST AMENDMENT EFFECTIVE DATE


                                      NONE







                                   SCHEDULE C
                         (To Note Purchase Agreement)"

                                                                       Exhibit B
                                                  (to First Amendment Agreement)

                            [FORM OF SERIES A NOTE]

                            MEDALLION FUNDING CORP.

             7.35% SENIOR SECURED NOTE, SERIES A, DUE JUNE 1, 2004

No. RA-[ ]                                                                [Date]
$[____________]                                                  PPN 58403# AA 5



     FOR VALUE RECEIVED, the undersigned, MEDALLION FUNDING CORP. (herein called the "Company"), a corporation organized and existing under the laws of the State of New York, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on June 1, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [7.20% per annum from the date hereof to and including March 29, 2001 and]/1/ 7.35% per annum from [March 30, 2001]1 [the date hereof]/2/, payable semiannually, on the first day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and
(b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.35% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Secured Notes, Series A (herein called the "Notes") issued, together with the Company's 7.35% Senior Secured Notes, Series B, due September 1, 2004, pursuant to separate Note Purchase Agreements, dated as of June 1, 1999, (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.



_______________________

/1/ For Notes dated prior to March 30, 2001 only.

/2/ For Notes dated March 30, 2001 or thereafter.



                                  EXHIBIT 1(a)
                          (to Note Purchase Agreement)

This Note is secured by, and this Note and the holder hereof are also entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Security Documents (as such term is defined in the Note Purchase Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits afforded thereby and the rights of the holders in respect thereof.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                                 Medallion Funding Corp.



                                 By ____________________________________
                                     Its _______________________________




                                    E-1(a)-2

                                                                       Exhibit C
                                                  (to First Amendment Agreement)


                            [FORM OF SERIES B NOTE]

                            MEDALLION FUNDING CORP.

                7.35% SENIOR SECURED NOTE DUE SEPTEMBER 1, 2004


No. RB-[ ]                                                                [Date]
$[_________]                                                     PPN 58403# AB 3



     FOR VALUE RECEIVED, the undersigned, MEDALLION FUNDING CORP. (herein called the "Company"), a corporation organized and existing under the laws of the State of New York hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on September 1, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [7.20% per annum from the date hereof to and including March 29, 2001 and]/1/ 7.35% per annum from [March 30, 2001]1 [the date hereof]/2/, payable semiannually, on the first day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand, at a rate per annum from time to time equal to the greater of (i) 9.35% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Secured Notes, Series B (herein called the "Notes") issued, together with the Company's 7.35% Senior Secured Notes, Series A, due June 1, 2004, pursuant to separate Note Purchase Agreements, dated as of June 1, 1999 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in


______________________

/1/ For Notes dated prior to March 30, 2001 only.

/2/ For Notes dated March 30, 2001 or thereafter.



                                  EXHIBIT 1(b)
                          (to Note Purchase Agreement)

Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is secured by, and this Note and the holder hereof are also entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Security Documents (as such term is defined in the Note Purchase Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits afforded thereby and the rights of the holders in respect thereof.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                                 Medallion Funding Corp.



                                 By  ____
                                 Its




                                    E-1(b)(2)

                    FORM OF AMENDMENT TO FINANCIAL AGREEMENT










                                   EXHIBIT D
                         (to First Amendment Agreement)

                    FORM OF AMENDMENT TO BANK LOAN AGREEMENT













                                    EXHIBIT E
                         (to First Amendment Agreement)